EXHIBIT 10.52

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                                                         EXECUTION COPY
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                               CUSTODIAL AGREEMENT

            CUSTODIAL AGREEMENT, dated as of October 2, 1998 (as amended or otherwise modified from time to time, this "AGREEMENT"), among VARIABLE FUNDING CAPITAL CORPORATION (the "LENDER"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association having an address at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070 ("NORWEST"), in the capacity of custodian (the "CUSTODIAN") and backup servicer (the "BACKUP SERVICER") and AUTO LENDERS ACCEPTANCE CORPORATION, a Delaware corporation having an address at 300 Interstate North Parkway, Atlanta, Georgia 30339 (the "SERVICER").

            The parties, intending to be legally bound, hereby agree as follows:

            1. DEFINITIONS. In addition to the terms defined elsewhere in this Agreement or in the Loan and Security Agreement, the following terms shall have the following meanings when used in this Agreement:

            "Authorized  Representatives"  shall have the meaning set forth in
Section 19.

            "Auto Loan" means automobile and light duty truck loans and installment sale contracts delivered to the Custodian pursuant to the Loan and Security Agreement.

            "Auto Loan Schedule" means the schedule of Auto Loans to be delivered to the Custodian on the date of delivery to the Custodian of the Custodian's Auto Loan Files, in both hard copy and floppy disk, to be annexed hereto as Exhibit 9, such schedule setting forth the following information with respect to each Auto Loan:

            (i)    the loan number and name of the related Obligor;

            (ii)   the original principal amount;

            (iii)  the Cut-Off Date;

            (iv)   the principal outstanding as of the related Cut-Off Date;

            (v)    the interest rate (APR);

            (vi)   the original term to maturity;

            (vii)  the remaining term to maturity as of the Cut-Off Date;
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            (viii) the day of the month on which the scheduled monthly payment of principal and interest are required to be made;

            (ix)   [reserved];

            (x)    the contractual delinquency of the loan; and

            (xi) any assumption, consolidation, extension, modification or waiver of the loan.

            "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in New York City or Minneapolis, Minnesota are authorized or obligated by law or executive order to be closed.

            "Certification" shall have the meaning set forth in Section 3.

            "Collateral" shall have the meaning set forth in the Recitals hereto.

            "Contract" shall have the meaning set forth in Section 2(a).

            "Custodian's Auto Loan Files" means, with respect to an Auto Loan, those documents listed in Section 2 of this Agreement that are delivered to the Custodian and all documents subsequently delivered to the Custodian pursuant to the last sentence of Section 2.

            "Cut-Off Date" means, as of any date, the date as of which information is effective, which date shall be the close of business on the date set forth on the related Auto Loan Schedule. In no event shall the Cut-Off Date precede by more than two weeks the date on which the related Auto Loan Schedule is delivered.

            "Deficiency" means a failure of a document to correspond to the information on the Auto Loan Schedule or the absence of a required document from a Custodian's Auto Loan File pursuant to Section 2.

            "Deposit Account" means the account of the Servicer with First Union National Bank, as described in the Deposit Account Agreement.

            "Deposit Account Agreement" means the Deposit Account Agreement among the Servicer, the Lender and First Union National Bank dated the date hereof.

            "Financed Vehicle" means the automobile or light-duty truck financed under an Auto Loan.

            "Insurance Policy" means with respect to a Financed Vehicle, any insurance policy required to be maintained by the Obligor pursuant to the related Auto Loan that covers

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physical damage to and theft of the Financed Vehicle (including policies procured by the Servicer on behalf of the Obligor) or any liability arising out of the use of such Financed Vehicle.

            "Loan and Security Agreement" means, the Loan and Security Agreement, dated as of October 2, 1998, among FIFS Acquisition Funding, L.L.C., as borrower, Auto Lenders Acceptance Corporation, as a servicer and a seller, ALAC Receivables Corp. as a seller, VFCC, FCM, as deal agent and as documentation agent, and First Union as liquidity agent, as such agreement may be amended or supplemented from time to time.

            "Maturity Date" means the date specified as the maturity date in the Loan and Security Agreement, as such Maturity Date may be extended by the Lender, pursuant to the terms thereof (with a copy thereof to be delivered to the Custodian).

            "Obligor" means the obligor on an Auto Loan.

            "Person" means any association, business trust, company, corporation, estate, governmental authority, joint venture, natural person, trust or other entity.

            2. DELIVERY OF CUSTODIAN'S AUTO LOAN FILES. The Servicer hereby certifies that it shall deliver and release to the Custodian as custodian for, and bailee of, the Lender the following documents pertaining to each of the Auto Loans identified in an Auto Loan Schedule, a copy of which Auto Loan Schedule shall be provided to the Custodian, in a form reasonably acceptable to the Custodian, on computer readable disk or via electronic transfer by the Servicer.

            (a) The executed original counterpart of the installment sale contract loan and security agreement or promissory note, as applicable (the "CONTRACT"), relating to such Auto Loan; and

            (b) The original certificate of title or, if not yet received, evidence that an application therefor has been submitted with the appropriate authority, a guaranty of title from a dealer or such other document (as used in the applicable jurisdiction) that the Servicer shall keep on File as listed on
Exhibit 10 hereto, evidencing the security interest of the Servicer in the Financed Vehicle.

            The Custodian shall be entitled to rely upon each Auto Loan Schedule provided by the Servicer as the conclusive schedule in its review, pursuant to Sections 3 and 17(b) hereof, of the Custodians Auto Loan Files delivered to it by the Servicer.

            3. CERTIFICATION. Within four (4) Business Days of receipt by the Custodian of a list of Contracts from the Servicer, the Custodian shall certify to the Servicer whether such Contracts constitute a portion of the Custodian's Auto Loan Files. Within (i) two (2) Business Days, in the case of the delivery of loan files relating to less than 400 Auto Loans, (ii) three (3) Business Days, in the case of the delivery of loan files relating to greater than or equal to 400 and less than 1000 Auto Loans or (iii) four (4) Business Days, in the case of the delivery of loan files relating to greater than or equal to 1000 Auto Loans, after the delivery to the Custodian of the


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Custodian's Auto Loan Files (or within such shorter period of time as the
Custodian shall agree), the Custodian shall deliver to the Lender (and a copy to the Servicer) a certification (the "CERTIFICATION") in substantially the form annexed as Exhibit 1, to the effect that (except as described on the attached exception report) the Custodian has received a Custodian's Auto Loan File for each Auto Loan listed on the related Auto Loan Schedule and it has received (i) all documents required to be delivered to it pursuant to Sections 2(a) and (b) of this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Auto Loan identified on the Auto Loan Schedule, (iii) based on its examination and only as to the foregoing documents, (A) the information set forth in item (i) of the definition of Auto Loan Schedule respecting such Auto Loan accurately reflects the information on the Auto Loan Schedule and (B) the information set forth in items (ii), (v) and (vi) of the definition of Auto Loan Schedule respecting such Auto Loan accurately reflects the information on the Auto Loan Schedule and (iv) based on its examination, the Contract is an executed original counterpart. The Custodian shall include in the Certification any Deficiencies revealed in such review attached as an exception report to the Certification. For purposes of this Section 3, (i) both the Custodian's Auto Loan Files and the electronic transmission of the Auto Loan Schedule must be received by the Custodian by 2:30 p.m. in order to be deemed to be delivered on such Business Day and (ii) the Custodian shall have until 12:01 p.m. of the applicable Business Day to deliver the Certification to the Lender. The Custodian shall not be required to review the content (except to the extent necessary to certify to its presence or absence) of any such document in order to deliver the Certification. The Custodian shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face.

            4. DEFICIENCIES IN CUSTODIAN'S AUTO LOAN FILES. (a) If the Certification discloses that any of the documents enumerated in Section 2 are missing or discloses any Deficiencies in the documents included in any Custodian's Auto Loan Files delivered to the Custodian, then the Deal Agent, if the Lender has funded against such deficient Auto Loans, shall promptly notify the Custodian (with a copy to the Servicer), in the form of Exhibit 7, that (1) the Servicer shall deliver the missing documents noted in the Certification to the Custodian within five (5) Business Days of the date of such notice, (2) the Lender has waived the Deficiencies noted in the Certification, or (3) the Servicer shall cure the Deficiencies within five (5) Business Days of the date of such notice.

            (b) If the Lender's notice pursuant to Section 4(a) above states that the Servicer shall take either of the actions specified in clauses (1) or
(3) of subsection (a) above and the Servicer fails to take such actions within five (5) Business Days of the date of such notice, then the Custodian shall notify the Lender and the Servicer of such failure and release or retain the deficient Custodian's Auto Loan File in accordance with the written instructions of the Lender in the form of Exhibit 7.

            (c)   [reserved].

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            (d) Within five (5) Business Days after receipt by the Custodian of any additional documents pursuant to Section 4(a), the Custodian shall review such documents and deliver to the Lender and the Servicer an exception report listing any Deficiencies with respect to such documents. If the notification shall indicate any remaining Deficiencies with respect to such additional documents, the provisions of this Section 4 shall again be followed.

            (e) Within two (2) Business Days of the last Business Day of each calendar month, the Custodian shall deliver to the Lender and the Servicer a revised cumulative exception report with respect to all of the Custodian's Auto Loan Files. If the revised cumulative exception report shall indicate any remaining Deficiencies in any of the Custodian's Auto Loan Files, the provisions of this Section 4 shall again be followed.

            5A. DEFAULT; SUCCESSOR SERVICER. (a) If an Event of Default under the Loan and Security Agreement shall occur and be continuing (a "DEFAULT") then, and in each and every case, so long as the Default shall not have been remedied, the Lender, by notice then given in writing to the Servicer may cause the servicing of the Auto Loans to be transferred to the Backup Servicer ("Servicing Termination Notice"). The duties and obligations set forth in this Agreement relating to the successor Servicer shall only be effective on and after a Servicing Termination Notice is given to the Servicer. The Lender will notify the Backup Servicer promptly upon the occurrence of any Servicer Default. The Servicer shall cooperate with the Backup Servicer in effecting the transfer of servicing to the Backup Servicer. The Servicer will deposit all cash amounts that shall at the time be held by the Servicer, or shall thereafter be received by it with respect to any Auto Loan in the Deposit Account. At such times as the Backup Servicer is the successor Servicer, the Lender will provide the Backup Servicer with all collection information, on a daily basis. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Auto Loan Files to the Backup Servicer and amending this Agreement to reflect such succession as successor Servicer pursuant to this Section shall be paid by the Servicer upon presentation of reasonable documentation of such costs and expenses. If the Servicer fails to so pay, the Lender shall direct that any such amounts shall be payable from the Deposit Account prior to any distributions to the Lender or otherwise.

            (b) Upon the Servicer's receipt of a Servicing Termination Notice, the Servicer shall continue to service the Auto Loans, only until the date specified in such Servicing Termination Notice or, if no such date is specified, until receipt of such notice. In the event of the Servicer's replacement as servicer of the Auto Loans hereunder, the Lender shall appoint the Backup Servicer or such other entity acceptable to the Lender as successor Servicer, and the Backup Servicer or such other entity acceptable to the Lender shall accept its appointment by a written assumption in form acceptable to the Lender; PROVIDED, HOWEVER, that the Backup Servicer shall not be required to assume the duties of the Servicer if the Servicer has not complied with Section 9.15 of the Loan and Security Agreement as of the date that the Backup Servicer is required to assume the obligations of the Servicer. Notwithstanding the above, if the Backup Servicer is legally unable to act as successor Servicer, the Lender will appoint a successor Servicer to act as successor Servicer. Upon acceptance of its appointment in accordance with the second preceding sentence, the successor Servicer shall service the Auto Loans in accordance with the provisions of this Agreement.

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            (c) The successor Servicer shall be liable only for the obligations of the successor Servicer set forth in Section 5B hereof following receipt by the successor Servicer of a Servicer Termination Notice.

            (d) The Deal Agent, on behalf of the Lender, in its sole and unreviewable discretion may terminate the appointment of any successor Servicer as successor Servicer and appoint a different entity as successor Servicer hereunder.

            (e) The successor Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by the Lender and the Servicer that there are no implied duties or obligations under this Agreement.

            (f) Neither the successor Servicer nor any of its officers, directors, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in its capacity as successor Servicer, PROVIDED, HOWEVER, that this provision will not protect the successor Servicer against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or negligence in the performance of its duties hereunder.

            (g) As compensation for acting as successor Servicer, the successor Servicer will be entitled to receive the Servicing Fee. The "Servicing Fee" shall equal the sum of for each calendar month the greater of (i) the product of
(a) one-twelfth of 2.50% (such percentage, the "BACK UP SERVICER FEE RATE") and
(b) the outstanding principal balance of the Auto Loans as of the first day of such calendar month and (ii) the then current "market rate" for servicing comparable assets. The determination of the "market rate" for servicing as set forth in the preceding sentence shall be determined based on the average of three, servicing bids received from three independent servicers selected by the Backup Servicer and approved by the Deal Agent for the Lender. The successor Servicer shall also be entitled to any late fees, prepayment charges and other administrative fees or similar charges allowed by applicable law with respect to the Auto Loans, collected (from whatever source) on the Auto Loans. The Lender shall direct that the Servicing Fee shall be paid from the Deposit Account prior to any other distributions to the Lender or otherwise.

            5B. DUTIES OF THE SUCCESSOR SERVICER. (a) The successor Servicer, for the benefit of the Lender and the Servicer (to the extent provided herein) shall manage, service, administer and make collections on the Auto Loans using that degree of skill and attention that the successor Servicer ordinarily exercises with respect to all comparable automotive receivables that it services for itself or others. The successor Servicer's duties shall include collection and posting of all payments (which posting shall be delegated to the Deposit Account), responding to inquiries of Obligors on such Auto Loans, investigating delinquencies, sending billing statements to Obligors, accounting for collections, and furnishing monthly statements to the Servicer and the Lender with respect to distributions and the Auto Loans. Subject to the provisions of
Section 5B(b), the successor Servicer shall follow its customary standards, policies and procedures in performing its duties as successor Servicer. Subject to the terms hereof, the successor Servicer shall have full power and authority, acting in its sole discretion, to take any and all actions in

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connection with such managing, servicing, administration, enforcement, collection and such sale of the Auto Loans that it may deem necessary or desirable. Without limiting the generality of the foregoing, the successor Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Servicer and the Lender or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Auto Loan or to the Financed Vehicles securing such Auto Loans. If the successor Servicer shall commence a legal proceeding to enforce an Auto Loan, the Servicer and the Lender shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Auto Loan to the successor Servicer. If in any enforcement suit or legal proceeding it shall be held that the successor Servicer may not enforce an Auto Loan on the ground that it shall not be a real party in interest or a holder entitled to enforce such Auto Loan, the Lender shall, at the successor Servicer's expense and written direction, take steps to enforce such Auto Loan, including bringing suit in its name. The Servicer and the Lender shall upon the written request of the successor Servicer furnish the successor Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the successor Servicer to carry out its servicing and administrative duties hereunder.

            (b) The successor Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Auto Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others. The successor Servicer may grant extensions, rebates or adjustments on an Auto Loan or arrange with the Obligor to extend or modify the payment schedule, which actions shall not, for the purposes of this Agreement, modify the original due dates or the amounts of the originally scheduled payments of interest on the Auto Loans. To the extent that the successor Servicer modifies the payment schedule of an Auto Loan, the successor Servicer shall first collect one full scheduled payment from the Obligor. The successor Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing an Auto Loan. The successor Servicer shall not agree to any alteration of the original scheduled payments on the Auto Loan.

            (c) On behalf of the Borrower and the Lender the successor Servicer shall use reasonable efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of and liquidate the Financed Vehicle securing any Auto Loan as to which the successor Servicer shall have determined eventual payment in full is unlikely. The successor Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, which may include reasonable efforts to realize upon any recourse to dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the successor Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the liquidation proceeds by an amount greater than the amount of such expenses.

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            (d) The successor Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Auto Loan in the related Financed Vehicle. The successor Servicer is hereby authorized to take such steps as are necessary to reperfect such security interest on behalf of the Servicer in the event of the relocation of a Financed Vehicle or for any other reason.

            (e) The successor Servicer shall not release the Financed Vehicle securing any Auto Loan from the security interest granted by such Auto Loan in whole or in part except in the event of payment in full by the Obligor thereunder or repossession, nor shall the successor Servicer impair the rights of the Lender or the Servicer in such Auto Loan, nor shall the successor Servicer increase the number of scheduled payments due under an Auto Loan.

            (f) The successor Servicer shall not have any authority to amend the Deposit Account Agreement.

            (g)   [reserved]

            (h) The successor Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including licensing fees of the successor Servicer, fees and disbursements of independent accountants, income taxes imposed on the successor Servicer and expenses incurred in connection with distributions and reports to the Lender and the Servicer.

            (i) The successor Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as successor Servicer hereunder, PROVIDED, HOWEVER, that the subservicer is acceptable to the Lender and PROVIDED, FURTHER that the successor Servicer shall remain obligated and be liable to the Lender and the Servicer for the servicing and administering of the Auto Loans in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the successor Servicer alone were servicing and administering the Auto Loans. The fees and expenses of the subservicer shall be as agreed between the successor Servicer and its subservicer from time to time, and none of the Lender or the Servicer shall have any responsibility therefor.

            (j) The Backup Servicer shall accept and store, but shall not be required to examine, the information delivered to the Backup Servicer by the Servicer pursuant to Section 5C(a). The Backup Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Backup Servicer. The Backup Servicer shall remain solely liable for any delays caused by the Backup Servicer.

            (k) The Backup Servicer shall perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer. The Backup Servicer shall be entitled to

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receive and rely upon instructions from the Lender in connection with its duties as successor Servicer.

            (l) The Backup Servicer shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer, as servicer of the Auto Loans. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer, as servicer of the Auto Loans.

            (m) In the absence of bad faith or negligence on its part, the Backup Servicer may conclusively rely as to the truth of the statements and the correctness of the opinions expressed in certificates or opinions furnished to the Backup Servicer, conforming to the requirements of this Agreement.

            (n) The Backup Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability.

            5C. OBLIGATIONS OF THE SERVICER (a) Commencing on the date of execution of this Agreement and continuing until the earlier of (i) the termination or expiration of the Loan and Security Agreement and (ii) the appointment of the Backup Servicer as successor Servicer under this Agreement, the Servicer shall, on the last day of each calendar month, deliver to the Backup Servicer in the electronic format acceptable to the Backup Servicer, the information required to be delivered to the Lender pursuant to Section 9 of the Loan and Security Agreement.

            (b) At its own expense, the Servicer will, within 30 days of the end of each of its fiscal years, provide the Backup Servicer with proof of its fully paid errors and omissions insurance policy.

            (c) The Servicer, at its own expense, will deliver to the Backup Servicer, on or before the end of each calendar quarter, beginning October 2, 1998, an officer's certificate stating that to the best of such officer's knowledge, the Servicer his fulfilled all its obligations under the Loan and Security Agreement, or, if there has been a default in the fulfillment of any such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

            (d) The Servicer, at its own expense, shall deliver to the Backup Servicer its (or for any period during which the Servicer is required under GAAP to be consolidated with any other entities, such consolidated group's) annual audited balance sheet, income statement and cash flow statement within 90 days of the end of its fiscal year, beginning with the fiscal year ending April 30, 1999. The Servicer, at its own expense, shall deliver to the Backup Servicer within 45 days after the end of each of the fiscal quarters of each fiscal year, its (or for any period during which the Servicer is required under GAAP to be consolidated with any other entities,

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such consolidated group's) unaudited balance sheets and income statements (or
Form 10-Q) using generally accepted accounting principles, beginning October 31, 1998.

            (e) If a Servicer Termination Event has occurred, from time to time upon reasonable notice, the Servicer shall give the Backup Servicer and its counsel, accountants, agents, examiners and other representatives reasonable access, during normal business hours and without charge, to all of the Servicer's files, books and records (including computer records) relating solely to the servicing of the Auto Loans; provided however, that the Backup Servicer and its representatives shall not be denied access to such information in the event that such information is commingled with other information not relating to the servicing of the Auto Loans.

            (f) After the delivery of a Servicing Termination Notice pursuant to
Section 5A(a), the Servicer shall deliver to the Backup Servicer (i) within one Business Day of demand therefor a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Auto Loans and (ii) within three Business Days of demand therefor a copy of its records relating to collections on the Auto Loans.

            5D. REPRESENTATIONS AND COVENANTS OF NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION. (a) Subject to the provisions of Section 5D(c), Norwest Bank Minnesota, National Association shall not resign from the obligations and duties hereby imposed on it as Backup Servicer under this Agreement except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Norwest Bank Minnesota, National Association shall be communicated to the Lender and the Servicer at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an opinion of counsel to such effect delivered to the Lender and the Servicer concurrently with or promptly after such notice. Such resignation shall become effective unless the Lender advises the Backup Servicer to perform its duties other than those duties not permissible under applicable law.

            (b) The Backup Servicer makes the following representations and covenants. The representations and covenants speak as of the execution and delivery of this Agreement and shall survive the pledge of the Auto Loans to the Lender pursuant to the Loan and Security Agreement.

                  (i) ORGANIZATION AND GOOD STANDING. The Backup Servicer is duly organized and validly existing as a national banking association in good standing under the laws of the jurisdiction of its formation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire, own, sell and service the Auto Loans.

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                  (ii) DUE QUALIFICATION. The Backup Servicer will be duly
      qualified to do business as a foreign corporation in good standing, and will have obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Auto Loans as required by this Agreement) shall require such qualifications within sixty days of a Servicing Termination Notice or will appoint a subservicer with respect to the Auto Loans in any jurisdiction in which it is not so qualified.

                  (iii) POWER AND AUTHORITY. The Backup Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Backup Servicer by all necessary corporate action.

                  (iv) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Backup Servicer enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity).

            (c) Any Person (a) into which the Backup Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Backup Servicer shall be a party, (c) which may succeed to the properties and assets of the Backup Servicer substantially as a whole or (d) with respect to the Backup Servicer's obligations hereunder, shall be the successor to the Backup Servicer under this Agreement without further action on the part of any of the parties to this Agreement

            6. OBLIGATIONS OF THE CUSTODIAN. (a) The Custodian shall segregate and maintain continuous custody of all items constituting the Custodian's Auto Loan Files in secure, fireproof facilities in accordance with its customary standards for such custody. The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any document in each Custodian's Auto Loan File or of any of the Auto Loans or (ii) the collectability, insurability, effectiveness or suitability of any Auto Loan.

            (b) With respect to the documents constituting each Custodian's Auto Loan File that are delivered to the Custodian, the Custodian shall act exclusively as the custodian for, and the bailee of, the Lender, (ii) hold all documents constituting such Custodian's Auto Loan File received by it for the exclusive use and benefit of the Lender, and (iii) make disposition thereof only in accordance with the terms of this Agreement or with written instructions finished by the Lender.

            (c) The Deal Agent, upon the release of the Auto Loans from the lien of the Loan and Security Agreement, shall, upon written request of the Borrower, notify the Custodian (with a copy to the Servicer) in writing in the form of
Exhibit 8 with respect to such release, and the Custodian shall then deliver the Custodian's Auto Loan Files relating to the released Auto Loans to the Servicer or the Servicer's designee.

            (d) In the event that (i) the Lender, the Servicer or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodian's Auto Loan File or a document included within a Custodian's Auto Loan File or (ii) a third party shall institute any court proceeding by which any Custodian's Auto Loan File or a document included within a Custodian's Auto Loan File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party or parties receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all the Custodian's Auto Loan Files that are the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Custodian's Auto Loan File or a document included within such Custodian's Auto Loan File as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Servicer.

            7. RELEASE OF CUSTODIAN'S AUTO LOAN FILE. From time to time and as appropriate for the foreclosure or servicing of any of the Auto Loans, the Custodian is hereby authorized, upon receipt by a responsible officer of the Custodian of a written request and receipt of the Servicer (with a copy delivered to the Deal Agent) in substantially the form annexed as Exhibit 2 (a "REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS"), to release to the Servicer by the close of Business on the Business Day following such request, the related Custodian's Auto Loan File or the documents from a Custodian's Auto Loan File set forth in such request and receipt. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Lender in accordance with the Loan and Security Agreement. The Servicer shall return to the Custodian each and every document previously requested from the Custodian's Auto Loan File when the Servicer's need therefore in connection with such foreclosure or servicing no longer exists, unless the Auto Loan shall be liquidated, in which case, upon receipt of a certification to this effect from the Servicer to the Custodian acknowledged to by the Lender in substantially the form annexed as Exhibit 2, the Servicer's prior receipt shall be returned by the Custodian to the Servicer. The Lender agrees to acknowledge, within one Business Day of receipt, any Request for Release and Receipt of Documents properly completed and submitted by the Servicer, and not unreasonably to withhold any such acknowledgment.

            8. RELEASE UPON REDELIVERY OR PAYMENT. Upon the redelivery of any Auto Loan pursuant to the Loan and Security Agreement or the payment in full of any Auto Loan, which shall be evidenced by the delivery to the Custodian of a Request for Release and Receipt of Documents executed by the Servicer and acknowledged by the Lender, the Custodian shall promptly, but in no event in more than two Business Days after such acknowledgment by the Lender, release the Custodian's Auto Loan File to the Servicer.

            9. FEES AND EXPENSES OF THE CUSTODIAN. It is understood that the Custodian will charge the Servicer such fees for its services, and shall be entitled to reimbursement from the Servicer for expenses, under this Agreement as are set forth on Exhibit 11 attached hereto and made a part hereof.

            10. EXAMINATION OF CUSTODIAN'S AUTO LOAN FILES. Upon reasonable prior written notice to the Custodian (but no less than one Business Day), (a) the Lender and its authorized representatives and (b) the Servicer and its authorized representatives will be permitted during the Custodian's normal business hours to examine the Custodian's Auto Loan Files, documents, records and other papers in the possession, or under the control, of the Custodian relating to any or all of the Auto Loans.

            11. TRANSFER OF CUSTODIAN'S AUTO LOAN FILES UPON TERMINATION. (a) If the Custodian is furnished with written notice and satisfactory evidence from the Lender that the Loan and Security Agreement has been terminated, as to any or all of the Auto Loans, and the Secured Note has been canceled, the Custodian shall, upon written request of the Servicer release to such Persons as the Lender shall designate such Custodian's Auto Loan Files relating to such Auto Loan as the Servicer shall request and the Custodian shall endorse the notes relating to the Auto Loans (the "Auto Notes") only as, and if, the Servicer shall request in writing.

            (b) If the Custodian is finished with written notice and satisfactory evidence from the Lender that the Loan and Security Agreement has been terminated, but has not received notice from the Lender that the Secured Note has been canceled, as to any or all of the Auto Loans, the Custodian shall, upon written request of the Lender release to such Persons as the Lender shall designate such Custodian's Auto Loan Files relating to such Auto Loans as the Lender shall request and the Custodian shall endorse the related Auto Notes only as, and if, the Lender shall request in writing.

            12. INSURANCE OF THE CUSTODIAN. The Custodian shall, at its own expense, maintain at all times during the term of this Agreement and keep in full force and effect (a) fidelity insurance (b) theft of documents insurance, and (c) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by banks that act as custodian in similar transactions.

            13. PERIODIC STATEMENTS. The Custodian shall provide monthly to the Deal Agent and the Servicer a list of all the Auto Loans for which the Custodian holds a Custodian's Auto Loan File pursuant to this Agreement. Such list shall include the loan number and name of the related Obligor and may be in the form of a copy of the Auto Loan Schedule with manual deletions to specifically denote any Auto Loans redelivered since the date of this Agreement.

            14. COPIES OF DOCUMENTS. Within ten days after the written request and at the expense of the Lender, the Custodian shall provide the Deal Agent with copies of the documents in the Custodian's Auto Loan Files.

            15. RESIGNATION BY AND REMOVAL OF THE CUSTODIAN: SUCCESSOR CUSTODIAN. (a) The Custodian may at any time resign and terminate its obligations as custodian under this Agreement upon at least 45 days prior written notice to the Servicer and Deal Agent. Promptly after receipt of notice of the Custodian's resignation, the Servicer shall appoint, by written instrument, a successor custodian, subject to prior written approval by the Lender. If the Servicer fails to appoint a successor within 30 days, the Lender shall appoint a successor custodian. If both the Servicer and the Lender fail to appoint a successor custodian pursuant to the terms hereof, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian. One original counterpart of such instrument of appointment shall be delivered to the Servicer, the Custodian and the successor custodian.

            (b) The Lender, with or without cause, upon at least 30 days' written notice to the Custodian and with the prior written consent of the Servicer, which consent shall not be unreasonably withheld, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to the Servicer. Promptly after the giving of notice of removal of the Custodian, the Lender shall appoint, by written instrument, a successor custodian which shall be reasonably acceptable to the Servicer. The compensation payable to such successor custodian shall be on terms not more favorable to such successor custodian than pursuant to Section 9 hereof. One original counterpart of such instrument of appointment shall be delivered to each of the Servicer, and to each of the Custodian and the successor custodian.

            (c) No resignation or removal of the Custodian and no appointment of a successor custodian under this Section 15 shall become effective until the acceptance of a successor custodian hereunder.

            (d) In the event of any such resignation or removal, the Custodian shall promptly transfer to the successor custodian, as directed in writing by the Lender, all of the Custodian's Auto Loan Files being administered pursuant to this Agreement and, to the extent (if any, required by the Loan and Security Agreement) and in the manner directed by the Lender, the Custodian shall complete the endorsements on the Auto Notes at the expense of the Servicer.

            16. INDEMNITY. The Servicer agrees to indemnify and hold harmless Norwest against any and all claims, losses, liabilities, damages or reasonable expenses (including, but not limited to, attorneys' fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of or in connection with this Agreement that may be imposed upon, incurred by or asserted against the Norwest; PROVIDED, HOWEVER, that this Section shall not relieve Norwest from liability for its willful misfeasance, bad faith or gross negligence. The provisions of this Section 16 shall survive the resignation or removal of Norwest and the termination of this Agreement. Promptly after receipt by Norwest of written notice of the commencement of any action arising out of or in connection with this Agreement, Norwest will notify the Servicer of the commencement thereof. In case any such action is brought against Norwest, the Servicer will be entitled to participate therein.

            17. LIMITATION OF LIABILITY. (a) Norwest shall not be liable to the Servicer, the Lender, or any other Person with respect to any action taken or not taken by it in good faith in the performance of its obligations under this Agreement. The obligations of Norwest shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of Norwest shall be implied with respect to this Agreement or Norwest's services hereunder.

            (b) In the Custodian's review of documents pursuant to Section 3 of this Agreement, the Custodian shall be under no duty or obligation to inspect, review or examine the Custodian's Auto Loan Files to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

            (c) The Custodian may rely, and shall be protected in acting or refraining to act, upon and need not verify the accuracy of, any (i) written instructions from any Persons the Custodian reasonably believes to be authorized to give such instructions, who shall only be, with respect to the Servicer and to the Lender, Persons the Custodian reasonably believes in good faith to be Authorized Representatives, and (ii) any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Custodian to be genuine and to have been signed and presented by the proper party or parties, which, with respect to the Servicer and to the Lender, shall mean signature and presentation by Authorized Representatives whether such presentation is by personal delivery, express delivery or facsimile.

            (d) The Custodian may consult with counsel nationally recognized in the area of commercial transactions acceptable to the Lender, which acceptance shall not be unreasonably withheld, with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reasonable reliance, in good faith, and in accordance therewith.

            (e) No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

            (f) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon, or security interest in, any Auto Loans or Custodian's Auto Loan Files purported to be granted at any time to the Lender.

            18. TERM OF AGREEMENT. This Agreement shall be terminated upon (a) the final payment or other liquidation (or advance with respect thereto) of the last Auto Loan in the Custodian's Auto Loan Files or (b) the disposition of all property acquired upon foreclosure of any Auto Loan in the Custodian's Auto Loan Files, and the final remittance of all funds due the Lender under all Loan and Security Agreements.

            If either of the circumstances described in clause (a) or clause (b) of this Section 18 shall occur, promptly after written notice from the Servicer and the Lender to the Custodian to such effect, all documents remaining in the Custodian's Auto Loan Files shall be delivered to, or at the direction of, the Servicer.

            19. AUTHORIZED REPRESENTATIVES. The names of the officers of the Servicer and of the Lender who are authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Servicer and on behalf of the Lender ("AUTHORIZED REPRESENTATIVES") are set forth on Exhibit 3, along with the specimen signature of each such officer. From time to time, the Servicer and the Lender may, by delivering to the Custodian a revised exhibit, change the information previously given, but the Custodian shall be entitled to rely conclusively on the last exhibit until receipt of a superseding exhibit.

            20. NOTICES. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or by overnight courier, or, if by other means, when received by the other party or parties at the address shown below, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

            If to the Servicer:

                  Auto Lenders Acceptance Corporation
                  300 Interstate North Parkway, 8th Floor
                  Atlanta, Georgia 30339
                  Attention:  Bennie H. Duck
                  Phone Number:  (770) 956-3800
                  Fax Number:    (770) 956-3825

            With a copy to (other than with respect to notices pursuant to Section 4(e) or Section 13):

                  First Investors Financial Services, Inc.
                  Attention:  675 Bering Drive, Suite 710
                  Houston, Texas  77057
                  Attention:  Bennie H. Duck
                  Phone Number:  (713) 977-2600
                  Fax Number:    (713) 260-0028

            If to the Custodian:

                  Norwest Bank Minnesota, National Association
                  Sixth Street & Marquette Avenue
                  Minneapolis, Minnesota 55479-0070
                  Attention: Corporate Trust Services - Asset Backed Administration
                  Phone Number:  (612) 667 -1117
                  Fax Number:    (612) 667-3539

            If to the Lender:

                  Variable Funding Capital Corporation
                  c/o First Union Capital Markets
                  One First Union Center, TW-6
                  Charlotte, North Carolina 28288
                  Attention:  John Foxgrover/Bennett Cole
                  Telephone:  (704) 383-8437
                  Fax Number:  (704) 374-3254

            With a copy to (other than with respect to notices pursuant to Section 4(e) or Section 13):

                  Lord Securities Corp.
                  2 Wall Street, 19th Floor
                  New York, New York  10005
                  Attention:  Richard Taiano

            21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of laws applied in the State of New York.

            22. ASSIGNMENT. No party to this Agreement may assign its rights or delegate its obligations under this Assignment without the express written consent of the other parties, except as otherwise set forth in this Agreement.

            23. COUNTERPARTS. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original and together shall constitute and be one and the same instrument.

            24. HEADINGS. The Section headings are not part of this Agreement and shall not be used in its interpretation.

            25. USE OF WORDS. The definitions set forth in this Agreement include both the singular and plural.

            26. TRANSMISSION OF CUSTODIAN'S AUTO LOAN FILES. Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of auto loan files and loan documents in the performance of the Custodian's duties hereunder shall be delivered by the Servicer to the Custodian prior to any shipment of any auto loan files and loan documents hereunder. The Servicer will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to auto loan files and loan documents as the Servicer deems appropriate. Without limiting the generality of the provisions of Sections 16 and 17 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any Person, including, without limitation, the Servicer or the Lender, arising out of actions of the Custodian consistent with instructions of the Servicer or the Lender.



                            [Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                              AUTO LENDERS ACCEPTANCE CORPORATION,
                              as Servicer


                              By:_________________________________________
                                      Name:
                                     Title:


                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Custodian and Back-Up Servicer

                              By:_________________________________________
                                      Name:
                                     Title:

                              VARIABLE FUNDING CAPITAL CORPORATION,
                              as Lender

                              By: First Union Capital Markets, a division of Wheat First Securities, Inc., as attorney-in-fact


                              By:_________________________________________
                                      Name:
                                     Title:

                                                                       EXHIBIT 1

                                  CERTIFICATION

                                                               ___________, 1998

Variable Funding Capital Corporation
c/o First Union Capital Markets
One First Union Center, TW-6
Charlotte, NC  28202
Attn:  Mr. Bennett Cole

      Re: Custodial Agreement (the "Custodial Agreement") dated as of October 2, 1998, among Variable Funding Capital Corporation ("LENDER"), Auto Lenders Acceptance Corporation ("SERVICER") and Norwest Bank Minnesota, National Association ("CUSTODIAN" AND `BACKUP
           SERVICER")


Ladies and Gentlemen:

            In accordance with the provisions of Section 3 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Auto Loan listed on the Auto Loan Schedule (other than any Auto Loan paid in full or any Auto Loan listed on the exception report attached hereto) it has reviewed the Custodian's Auto Loan Files and has determined that (i) all documents required to be delivered to it pursuant to Sections 2(a) and (b) of the Custodial Agreement are in its possession; (ii) such documents have been reviewed by it and have not been mutilated, damaged, tom or otherwise physically altered and relate to such Auto Loan identified on the Auto Loan Schedule; (iii) (A) based on its examination and only as to the foregoing documents, the information set forth in item (i) of the definition of Auto Loan Schedule respecting such Auto Loan accurately reflects the information on the Auto Loan Schedule and (B) the information set forth in items (ii), (v) and (vi) of the definition of Auto Loan Schedule respecting such Auto Loan accurately reflects the information on the Auto Loan Schedule; and (iv) based on its examination, the Contract is an executed original counterpart. The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodian's Auto Loan File or of any of the Auto Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Auto Loan.

            Capitalized words used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          Norwest Bank Minnesota, National
                                             Association, as Custodian


                                          By:________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                Exception Report

                                                                       EXHIBIT 2


                 REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS

Norwest Bank Minnesota,
   National Association
Sixth Street & Marquette Avenue
Minneapolis, Minnesota 55479-0070
Attention:  Corporate Trust Services - Asset Backed Administration

      Re: Custodial Agreement (the "Custodial Agreement") dated as of October 2, 1998, among Variable Funding Capital Corporation ("Lender"), Auto Lenders Acceptance Corporation ("Servicer") and Norwest Bank Minnesota, National ASSOCIATION ("CUSTODIAN")

            In connection with the administration of the Auto Loans held by you as the Custodian for the Lender, we request the release of the (Custodian's Auto Loan File/specify documents) for the Auto Loan described below, for the reason indicated.

OBLIGOR'S NAME, ADDRESS & ZIP CODE:

AUTO LOAN NUMBER:

REASON FOR REQUESTING DOCUMENTS (check one)

____1.      Auto Loan Paid in Full

____2.      Auto Loan  Redelivered  Pursuant  to  Section  8 of the  Custodial
            Agreement

____3.      Auto Loan Liquidated by ______________________________________

____4.      Auto Loan in Foreclosure

____5.      Auto Loan  substituted with alternate Auto Loan to be delivered to
            the   Custodian   with  a   revised   Auto   Schedule   indicating
            substitutions

____6.      Other (explain)______________________________________________

            If item 1, 2 or 3 above is checked, and if all or part of the Custodian's Auto Loan File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Auto Loan.

            If Item 4 or 6 above is checked, upon our return of all of the above document to you as the Custodian, please acknowledge your receipt by signing the space indicated below, and returning this form.

                                          AUTO LENDERS ACCEPTANCE
                                             CORPORATION

                                          By:

                                          Print Name:__________________________
                                          Title:_______________________________
                                          Date:________________________________

ACKNOWLEDGED:

VARIABLE FUNDING CAPITAL
   CORPORATION, as Lender

By:___________________________________________

Print Name:___________________________________
Title:________________________________________
Date:_________________________________________

DOCUMENTS RETURNED TO THE CUSTODIAN

NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION, as Custodian


By:

Print Name:
Title:
Date:

                                                                       EXHIBIT 3

                           Authorized Representatives

            a)    of Auto Lenders Acceptance Corporation

NAME                                      SPECIMEN SIGNATURE

1.  _______________                       ____________________________________

2.  _______________                       ____________________________________

3.  _______________                       ____________________________________

4.  _______________                       ____________________________________


            b) of First Union Capital Markets, as agent for Variable Funding Capital Corporation

NAME SPECIMEN SIGNATURE

1.   Bennett Cole                         ____________________________________

2.   John Foxgrover                       ____________________________________

3.   Darrell Baber                        ____________________________________

4.                                        ____________________________________

                   CERTIFICATE AS TO AUTHORIZED SIGNATURES

Re:_____________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Account Number(s) ______________________________________________________________


The specimen signatures shown below are the specimen signatures of the individuals authorized to initiate and approve transactions of all types for the above-mentioned bond issue:

Name/Title                                Specimen Signature

____________________________              _________________________________
(Name and Title)                                      (Signature)

____________________________              _________________________________
(Name and Title)                                      (Signature)

____________________________              _________________________________
(Name and Title)                                      (Signature)


Dated:______________________

                                                                       EXHIBIT 7

                       NOTIFICATION IN EVENT OF DEFICIENCY
                         IN CUSTODIAN'S AUTO LOAN FILES

TO:   Norwest Bank Minnesota,
      National Association
      Sixth Street & Marquette Avenue
      Minneapolis, Minnesota 55479-0070
      Attention:  Corporate Trust Services Asset Backed Administration


            Re: Custodial Agreement (the "Custodial Agreement") dated as of October 2, 1998, among Variable Funding Capital Corporation ("Lender"), Auto Lenders Acceptance Corporation ("Servicer") and Norwest Bank MINNESOTA, NATIONAL ASSOCIATION ("CUSTODIAN")

The undersigned, in accordance with Section 4 of the Custodial Agreement, hereby notifies the Custodian that:

|_| The Servicer shall deliver the following documents to the Custodian within five (5) Business Days from the date hereof.

                               [list of documents]

|_|   The Lender has waived the Deficiencies noted in the Certification.

|_| The Servicer shall cure the Deficiencies within five (5) Business Days from the date hereof.

|_| The Servicer shall substitute another Auto Loan for the deficient Auto Loan and shall deliver to the Custodian the Custodian's Auto Loan File with respect to the substituted Auto Loan within five (5) Business Days of the date hereof

|_| The Custodian shall release the deficient Custodian's Auto Loan File to the Servicer.

|_| The Custodian shall retain the deficient Custodian's Auto Loan File. Capitalized words used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          VARIABLE FUNDING CAPITAL CORPORATION

                                          By:_________________________________
                                             Name:
                                             Title:
                                             Date:

                                                                       EXHIBIT 8
                              RELEASE OF AUTO LOANS

TO:   Norwest Bank Minnesota,
      National Association
      Sixth Street & Marquette Avenue
      Minneapolis, Minnesota 55479-0070
      Attention:  Corporate Trust Services - Asset Backed Administration

            The undersigned, in accordance with Section 6(c) of the Custodial Agreement dated as of October 2, 1998, among Variable Funding Capital Corporation, Auto Lenders Acceptance Corporation and Norwest Bank Minnesota, National Association, hereby releases all of its lien and interest in the Auto Loans and related Custodian's Auto Loan Files identified in Schedule A to this Release of Auto Loans.

                                  VARIABLE FUNDING CAPITAL CORPORATION

                                  By:_________________________________
                                           Name:
                                           Title:
                                           Date:

                                                                       EXHIBIT 9


                               AUTO LOAN SCHEDULE

                                                                      EXHIBIT 10

                      CONTENTS OF CUSTODIAN AUTO LOAN FILE

Original Promissory Note, Installment Sales Contract, Loan and Security Agreement, original credit application, title, or applicable document evidencing Servicer's perfected security interest in the applicable motor vehicle

                                                                      EXHIBIT 11

                          NORWEST BANK MINNESOTA, N.A.
                                Schedule of Fees
                                       for
                       AUTO LENDERS ACCEPTANCE CORPORATION
                               Warehouse Facility

I.    ACCOUNT ACCEPTANCE FEE:                             $___________

      This fee covers all initial services including the examination of the Warehouse Facility documents, supporting documents, and establishment of the necessary records. Fee payable at closing.

II.   MONTHLY ADMINISTRATION AND BACK-UP SERVICING FEE:   __ BASIS POINTS
                                                          (MINIMUM $_______)

      An annual fee for the ordinary administration of the Warehouse facility will be charged monthly as indicated above. It will be based on the average loan amount funded per month. The minimum monthly fee is $1,000. The Back-Up Servicer will establish preliminary procedures for the transfer of servicing responsibilities to Norwest should circumstances warrant.

III.  COUNSEL FEE:                                        $_____________
                                                          OUT OF POCKET

      Fees for counsel are guaranteed not to exceed the above amount and covers the review of both draft and final documentation. Fee includes only an enforceability opinion. Should other opinions be required, notice will be given in advance concerning the billing of additional amounts. Any out-of-pockets will be billed in addition to the above.

IV.   LOAN FILE CUSTODIAN:                                $___ PER FILE CHECK-IN
                                                          $___ QUARTERLY FILE
                                                          HOLDING CHARGE

      Fee for Loan File Custodial services. Responsibilities include loan file safekeeping and substitution services for all loan files. In addition to the above, the Servicer is responsible for all delivery fees pertaining to the initial shipment of the loan files to Norwest Bank.
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V.    MISCELLANEOUS:

       The fees set forth above are subject to the review and acceptance of final documentation and are subject to change should circumstances warrant. Additional out-of-pocket expenses may be billed in addition to the above which can include, but are not limited to, travel expenses for trust officers attending out-of-town closings and due diligence visit. Any fees charged for services not specifically covered in this proposal will be assessed in amounts commensurate with the services rendered.